PLEDGE  AGREEMENT


     THIS PLEDGE AGREEMENT (this "Agreement") is made and entered into as of August 18, 2000 by and between MERLIN SOFTWARE TECHNOLOGIES INTERNATIONAL INC., a Nevada corporation (the "Pledgor") and the Holders (as set forth in Exhibit A hereto) of the Notes (as defined herein) (collectively, the "Lender" or "Secured Party") now or hereafter party to the Purchase Agreement (as defined below). All capitalized terms used but not otherwise defined herein shall have the respective meanings assigned thereto in the Purchase Agreement.

                       W  I  T  N  E  S  S  E  T  H  :

     WHEREAS, The Pledgor has entered into the Notes and Warrant Purchase Agreement with the Holders dated as of even date hereof (the "PURCHASE AGREEMENT"), for the purchase of up to an aggregate of Two Million One Hundred Thousand Dollars ($2,100,000) principal amount of Series A 10% Senior Secured Convertible Notes (the "NOTES") from the Company. Terms not specifically defined herein are used as defined in the Purchase Agreement and the Notes. It is a condition to the purchase of the Notes under the Purchase Agreement that this Pledge Agreement (the "Pledge Agreement") be executed, delivered and in effect;

     WHEREAS, pursuant to the Purchase Agreement, the Pledgor has agreed to enter into this Pledge Agreement providing for the pledge of all the stock of (the "Pledged Stock") Merlin Software Technologies, Inc., a Nevada corporation (the "Subsidiary"), to secure, among other things, the prompt payment of all obligations of the Pledgor under the Notes;

     NOW, THEREFORE, in consideration of the foregoing premises, and intending to be legally bound hereby, the undersigned, agrees as follows:

     1.     PLEDGE  OF  STOCK;  OTHER  COLLATERAL.

     (a) As collateral security for the payment and performance of all debts, obligations or liabilities now or hereafter existing, absolute or contingent, of the Pledgor's and/or the Subsidiary's obligations under the Purchase Agreement, the Notes and the Related Documents (collectively, the "Secured Obligations"), the Pledgor hereby pledges and collaterally assigns to the Lender, and grants to the Lender pursuant to the New York Uniform Commercial Code (the "UCC") a first priority security interest in the Pledged Stock and all of the following:

     (A) all cash, securities, dividends, rights, and other property at any time and from time to time declared or distributed in respect of or in exchange for any or all of the Pledged Stock; and

     (B) all other property hereafter delivered to the Lender in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such

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     property  and  all cash, securities, interest, dividends, rights, and other property at any time and from time to time declared or distributed in respect of or in exchange for any or all of the Pledged Stock.

All such Pledged Stock, certificates, instruments, cash, securities, interest, dividends, rights and other property referred to in this Section 1, are herein collectively referred to as the "Collateral." All of the Pledged Stock is currently owned by the Pledgor and represented by the stock certificates listed on Schedule I hereto.

     (b) The Pledgor agrees to: (i) execute and deliver an Escrow Agreement at the First Tranche Closing (as defined in the Purchase Agreement), in the form attached as Exhibit B hereto, appointing Kane Kessler, P.C., as escrow agent (the "Escrow Agent") for the Pledged Stock; (ii) deliver to the Escrow Agent in accordance with the Escrow Agreement a stock certificate representing the Pledged Stock, together with a stock transfer Power of Attorney form with respect to the Pledged Stock duly executed by the Pledgor in blank; and (iii) deliver all the Collateral to the Lender at such location as the Lender shall from time to time designate by written notice pursuant to Section 19 hereof for its custody at all times until termination of this Agreement, together with such instruments of assignment and transfer as requested by the Lender.

     (c) All advances, charges, costs and expenses, including reasonable attorneys' fees, incurred or paid by the Lender in exercising any right, power or remedy conferred by this Agreement, or in the enforcement thereof, shall become a part of the Secured Obligations secured hereunder and shall be paid to the Lender by the Pledgor immediately upon demand therefor, with interest thereon until paid in full at the rate provided for in the Purchase Agreement.

     2. STATUS OF PLEDGED STOCK. Pledgor hereby represents and warrants to the Lender that (a) all of the shares of the Pledged Stock are validly issued and outstanding, fully paid and nonassessable and constitute 100% of the issued and outstanding shares of capital stock of Merlin Software Technologies, Inc.; (b) Pledgor is the registered record and beneficial owner of the Pledged Stock, free and clear of all Liens, charges, equities, encumbrances and restrictions on pledge or transfer (other than the pledge hereunder and under the Related Documents and applicable restrictions pursuant to federal and state securities laws); (c) it has full power, legal right and lawful authority to execute this Agreement and to pledge, assign and transfer its Pledged Stock in the manner and form hereof; (d) the pledge, assignment and delivery of the Pledged Stock to the Lender pursuant to this Agreement creates or continues, as applicable, a valid and perfected first priority security interest in such Pledged Stock, securing the payment of the Secured Obligations, assuming continuous and uninterrupted possession thereof by the Lender; (e) the pledge, assignment and delivery of the Pledged Stock to the Lender pursuant to this Agreement does and will not contravene or conflict with any contractual agreement, law or regulation binding upon the Pledgor; and (f) this Pledge Agreement is legal, valid, binding and enforceable against the Pledgor in accordance with its terms except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles. Except as otherwise expressly provided herein or in the Purchase Agreement, Notes or Related Documents none of the Pledged Stock (nor any interest therein or thereto) shall be sold, transferred or assigned without the Lender's prior written consent, which may be withheld for any reason. Pledgor covenants with the Lender that it shall at all times cause its Pledged Stock to be represented by the certificates now and hereafter delivered to the Lender in accordance with Section 1 hereof and that it shall cause the Subsidiary not to issue any capital stock, or securities convertible into capital stock, at any time during the term of this Agreement. Pledgor hereby agrees not to enter into any agreement requiring that any voting rights associated with the Pledged Stock be exercised in any particular manner nor grant any interest in or permit to exist any Lien, charge, encumbrance or restriction with respect to the Pledged Stock (other than applicable restrictions pursuant to federal and state securities laws).

     3.     PRESERVATION  AND  PROTECTION  OF  COLLATERAL.

     (a) Lender shall be under no duty or liability with respect to the collection, protection or preservation of the Collateral, or otherwise, beyond the use of reasonable care in the custody and preservation thereof while in its possession.

     (b) Pledgor agrees to pay when due all taxes, charges, Liens and assessments against the Collateral, unless being contested in good faith by appropriate proceedings diligently conducted and against which adequate reserves have been established in accordance with generally accepted accounting principals applied on a consistent basis. Upon the failure of Pledgor to so pay or contest such taxes, charges, Liens or assessments, the Lender at its option may pay or contest any of them (the Lender having the sole right to determine the legality or validity and the amount necessary to discharge such taxes, charges, Liens or assessments).

4. DEFAULT. Should Pledgor fail to pay the Lender any of the Secured Obligations as of the end of the Business Day on which such Secured Obligations become due and payable and after the expiration of all grace or cure periods, if any, and all extensions or waivers, if any, and should such failure continue, or should any other Event of Default set forth in the Notes occur and be continuing, or should such Pledgor fail otherwise to comply with the terms hereof (any of the foregoing an "Event of Default"), the Lender is given full power and authority, then or at any time thereafter, to sell, assign and deliver or collect the whole or any part of the Collateral, or any substitute therefor or any addition thereto, in one or more sales, with or without any previous demands or demand of performance or, to the extent permitted by law, notice or advertisement, in such order as the Lender may elect; and any such sale may be made either at public or private sale at the Lender's place of business or elsewhere, either for cash or upon credit or for future delivery, at such price as the Lender may reasonably deem fair; and the Lender may be the purchaser of any or all Collateral so sold and hold the same thereafter in its own right free from any claim of Pledgor or right of redemption. Demands of performance, advertisements and presence of property and sale and notice of sale are hereby waived to the extent permissible by law; provided, however, that the Lender shall give to Pledgor five days' notice prior to any sale permitted under this Agreement, and Pledgor agrees that such notice shall constitute commercially reasonable notice. Any sale hereunder may be conducted by an auctioneer or any officer or agent of the Lender. Pledgor recognizes that the Lender may be unable to effect a public sale of the Collateral by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the "Securities Act"), and applicable state law, and may be otherwise delayed or adversely affected in effecting any sale by reason of present or future restrictions thereon imposed by governmental authorities, and that as a consequence of such prohibitions and restrictions the Lender may be compelled (i) to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire the stock for their own account, for investment and not with a view to the distribution or resale thereof, or (ii) to seek regulatory approval of any proposed sale or sales, or (iii) to limit the amount of Collateral sold to any Person or group. Pledgor agrees and acknowledges that private sales so made may be at prices and upon terms less favorable to Pledgor than if such Collateral was sold either at public sales or at private sales not subject to other regulatory restrictions, and that the Lender has no obligation to delay the sale of any of the Collateral for the period of time necessary to permit the issuer of such Collateral to register or otherwise qualify them, even if such issuer would agree to register or otherwise qualify such Collateral for public sale under the Securities Act or applicable state law. Pledgor further agrees, to the extent permitted by applicable law, that the use of private sales made under the foregoing circumstances to dispose of the Collateral shall be deemed to be dispositions in a commercially reasonable manner. Pledgor hereby acknowledges that a ready market may not exist for the Pledged Stock if they are not traded on a national securities exchange or quoted on an automated quotation system and agrees and acknowledges that in such event the Pledged Stock may be sold for an amount less than a pro rata share of the fair market value of the issuer's assets minus its liabilities. In addition to the foregoing, the Secured Party may exercise such other rights and remedies as may be available under the Purchase Agreement, Notes and Related Documents, at law (including without limitation the UCC) or in equity.

     5. PROCEEDS OF SALE. The proceeds of the sale of any of the Collateral and all sums received or collected from or on account of such Collateral shall be applied to the payment of expenses incurred or paid by the Lender in connection with any sale, transfer or delivery of the Collateral, to the payment of any other costs, charges, reasonable attorneys' fees or expenses mentioned herein, and to the payment of the Secured Obligations or any part thereof, all in such order and manner as the Lender may determine and as permitted by applicable law and regulation. The Lender shall, upon satisfaction in full of all such Secured Obligations, pay or cause to be paid any balance to Pledgor.

     6. PRESENTMENTS, ETC. The Lender shall not be under any duty or obligation whatsoever to make or give any presentments, demands for performances, notices of non-performance, protests, notice of protest or notice of dishonor in connection with any obligations or evidences of indebtedness held thereby as collateral, or in connection with any obligations or evidences of indebtedness which constitute in whole or in part the Secured Obligations secured hereunder.

     7. ATTORNEY-IN-FACT. Pledgor hereby appoints the Lender as such Pledgor's attorney-in-fact for the purposes of carrying out the provisions of this Agreement and taking any action and executing any instrument which the Lender may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest; provided, that the Lender shall have and may exercise rights under this power of attorney only upon the occurrence and during the continuance of a Default or an Event of Default. Without limiting the generality of the foregoing, upon the occurrence and during the continuance of a Default or an Event of Default, the Agent shall have the right and power to receive, endorse and collect all checks and other orders for the payment of money made payable to such Pledgor representing any dividend, interest payment, principal payment or other distribution payable or distributable in respect to the Collateral or any part thereof and to give full discharge for the same.

     8. ABSOLUTE RIGHTS AND OBLIGATIONS. All rights of the Secured Party, and all obligations of the Pledgor hereunder, shall be absolute and unconditional irrespective of:

     (a) any lack of validity or enforceability of the Purchase Agreement or any other agreement or instrument relating to any of the Secured Obligations;

     (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Purchase Agreement, the Notes or the Related Documents or any other agreement or instrument relating to any of the Secured Obligations;

     (c) any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from the Subsidiary Guaranty Agreement, or any guaranty, for all or any of the Secured Obligations; or

     (d) any other circumstances which might otherwise constitute a defense available to, or a discharge of, the Pledgor in respect of the Secured Obligations or of this Agreement.

     9. WAIVER BY PLEDGOR. Pledgor waives (to the extent permitted by applicable law) any right to require Secured Party or any other obligee of the Secured Obligations to (a) proceed against the Subsidiary or any other Person or entity, (b) proceed against or exhaust any Collateral, or (c) pursue any other remedy in its power; and waives (to the extent permitted by applicable law) any defense arising by reason of any disability or other defense of the Subsidiary or any other Person, or by reason of the cessation from any cause whatsoever of the liability of the Subsidiary or any other Person or entity. Pledgor shall not have the right of subrogation, and Pledgor waives any right to enforce any remedy which the Secured Party or any other obligee of the Secured Obligations now has or may hereafter have against any other Person and waives (to the extent permitted by applicable law) any benefit of and any right to participate in any collateral or security whatsoever now or hereafter held by the Lender. Pledgor authorizes the Secured Party and any other obligee of the Secured Obligations without notice (except notice required by applicable law) or demand and without affecting its liability hereunder or under the Purchase Agreement, Notes, and the Related Documents from time to time to: (i) take and hold security, other than the Collateral herein described, for the payment of such Secured Obligations or any part thereof, and exchange, enforce, waive and release the Collateral herein described or any part thereof or any such other security; and
(ii) apply such Collateral or other security and direct the order or manner of sale thereof as the Secured Party or obligee in its discretion may determine.

     The Lender may at any time deliver or cause to be delivered (without representation, recourse or warranty) the Collateral or any part thereof to Pledgor and the receipt thereof by Pledgor shall be a complete and full acquittance for the Collateral so delivered, and the Secured Party shall thereafter be discharged from any liability or responsibility therefor.

     10.     DIVIDENDS  AND  VOTING  RIGHTS.

     (a) All dividends and other distributions with respect to any of the Pledged Stock shall be subject to the pledge hereunder. All dividends shall be promptly delivered to the Escrow Agent (together, if the Lender shall request, with stock powers or instruments of assignment duly executed in blank affixed to any capital stock or other negotiable document or instrument so distributed) to be held, released or disposed of by it hereunder, subject to the terms and conditions of the Escrow Agreement, or, at the option of the Lender, to be applied to the Secured Obligations hereby secured as they become due.

     (b) So long as no Default or Event of Default shall have occurred and be continuing, the registration of the Collateral in the name of Pledgor shall not be changed and Pledgor shall be entitled to exercise all voting and other rights and powers pertaining to the Collateral for all purposes not inconsistent with the terms hereof.

     (c) Upon the occurrence and during the continuance of any Default or Event of Default, at the option of the Lender, all rights of Pledgor to exercise the voting or consensual rights and powers which it is authorized to exercise pursuant to subsection (b) above shall cease and the Lender may thereupon (but shall not be obligated to), at its request, cause such Collateral to be registered in the name of the Lender or its nominee or agent and exercise such voting or consensual rights and powers as appertain to ownership of such Collateral, and to that end Pledgor hereby appoints the Lender as its proxy, with full power of substitution, to vote and exercise all other rights as a shareholder with respect to such Pledged Stock hereunder upon the occurrence and during the continuance of any Default or Event of Default, which proxy is coupled with an interest and is irrevocable prior to termination of this Agreement, and Pledgor hereby agrees to provide such further proxies as the Lender may request; provided, however, that the Lender in its discretion may from time to time refrain from exercising, and shall not be obligated to exercise, any such voting or consensual rights or such proxy.

     11. POWER OF SALE. Until the indefeasible payment in full of all Secured Obligations, the power of sale and other rights, powers and remedies granted to the Lender hereunder shall continue to exist and may be exercised by the Lender at any time and from time to time, upon the occurrence and during the continuance of an Event of Default, irrespective of the fact that any Secured
Obligations or any part thereof may have become barred by any statute of limitations or that the liability of Pledgor may have ceased.

     12. OTHER RIGHTS. The rights, powers and remedies given to the Lender by this Agreement shall be in addition to all rights, powers and remedies given to the Secured Party by virtue of any statute or rule of law. Any forbearance or failure or delay by the Lender in exercising any right, power or remedy hereunder shall not be deemed to be a waiver of such right, power or remedy, and any single or partial exercise of any right, power or remedy hereunder shall not preclude the further exercise thereof; and every right, power and remedy of the Secured Party shall continue in full force and effect until such right, power or remedy is specifically waived by the Lender by an instrument in writing.

     13. FURTHER ASSURANCES. Pledgor agrees at its own expense to do such further acts and things, and to execute and deliver such additional conveyances, assignments, financing statements, agreements and instruments, as the Lender may at any time reasonably request in connection with the administration or enforcement of this Agreement or related to the Collateral or any part thereof or in order better to assure and confirm unto the Lender its rights, powers and remedies hereunder. Pledgor hereby consents and agrees that the issuers of or obligors in respect of the Collateral shall be entitled to accept the provisions hereof as conclusive evidence of the right of the Lender, to exercise its rights hereunder with respect to the Collateral, notwithstanding any other notice or direction to the contrary heretofore or hereafter given by such Pledgor or any other Person to any of such issuers or obligors.

     14. BINDING AGREEMENT; ASSIGNMENT. This Agreement, and the terms, covenants and conditions hereof, shall be binding upon and inure to the benefit of the parties hereto, and to their respective successors and assigns, except that Pledgor shall not be permitted to assign this Agreement or any interest herein or in the Collateral, or any part thereof, or otherwise pledge, encumber or grant any option with respect to the Collateral, or any part thereof, or any cash or property held by the Lender as Collateral under this Agreement. All references herein to the Lender shall include any successor thereof, and any other obligees from time to time of the Obligations.

     15. SEVERABILITY. In case any Lien, security interest or other right of any Secured Party or any provision hereof shall be held to be invalid, illegal or unenforceable, such invalidity, illegality or unenforceability shall not affect any other Lien, security interest or other right granted hereby or provision hereof.

     16. COUNTERPARTS. This Agreement may be executed in any number of counterparts and all the counterparts taken together shall be deemed to constitute one and the same instrument.

     17. TERMINATION. This Agreement and all obligations of the Pledgor hereunder shall terminate without delivery of any instrument or performance of any act by any party on the indefeasible payment in full of all Secured Obligations. Upon such termination of this Agreement, the Lender shall, at the sole expense of the Pledgor, deliver to Pledgor the certificates evidencing the shares of Pledged Stock (and any other property received as a dividend or distribution or otherwise in respect of such Pledged Stock), together with any cash then constituting the Collateral, not then sold or otherwise disposed of in accordance with the provisions hereof and take such further actions as may be necessary to effect the same.

    18. INDEMNIFICATION. Pledgor hereby covenants and agrees to pay, indemnify, and hold the Lender harmless from and against any and all other out-of-pocket liabilities, costs, expenses or disbursements of any kind or nature whatsoever arising in connection with any claim or litigation by any Person resulting from the execution, delivery, enforcement, performance and administration of this Agreement, the Purchase Agreement, the Notes or the Related Documents, or the transactions contemplated hereby or thereby, or in any respect relating to the Collateral or any transaction pursuant to which Pledgor has incurred any Secured Obligation (all the foregoing, collectively, the "Indemnified Liabilities"); provided, however, that the Pledgor shall have no obligation hereunder with respect to Indemnified Liabilities arising from the willful misconduct or gross negligence of the Lender. The agreements in this subsection shall survive repayment of all Secured Obligations and the termination or expiration of this Agreement.

     19. NOTICES. Any notice shall be conclusively deemed to have been received by any party hereto and be effective on the day on which delivered to such party (against receipt therefor) at the address set forth below or such other address as such party shall specify to the other parties in writing (or, in the case of telephonic notice or notice by telefacsimile (where the receipt of such message is verified by return) expressly provided for hereunder, when received at such telephone or telefacsimile number as may from time to time be specified in written notice to the other parties hereto or otherwise received), or if sent prepaid by certified or registered mail return receipt requested on the third Business Day after the day on which mailed, or if sent prepaid by a national overnight courier service, on the first Business Day after the day on which delivered to such service against receipt therefor, addressed to such party at said address:

     (a)     if to Pledgor:          Merlin Software Technologies International,
                                     Inc.
                                     Suite  420-6450  Roberts  Street
                                     Burnaby, British Columbia, Canada  V5G  4E1
                                     Attn:  Robert  Heller
                                     Telephone:  (604)  320-7227
                                     Telefacsimile:  (604)  320-7277

             with  a  copy  to:      Virgil  Hlus,  Esq.
                                     Clark,  Wilson
                                     800-885  West  Georgia  Street
                                     Vancouver, British Columbia, Canada  V6C3H1
                                     Telephone:  (604)  687-5700
                                     Telefacsimile:   (604)  687-6314

     (b)     if  to  the  Lender:    Narragansett  Asset  Management,  LLC
                                     375  Park  Avenue
                                     New  York,  New  York  10152
                                     Attn:  Managing  Director
                                     Fax:  (212)  521-5029
                                     Phone:  (212)  521-5027

             with  a  copy  to:      Kane  Kessler,  P.C.
                                     1350  Avenue  of  the  Americas
                                     New  York,  New  York  10019
                                     Attention:  Robert  L.  Lawrence,  Esq.
                                     Telephone:  (212)  541-6222
                                     Telefacsimile:  (212)  245-3009

     20.     GOVERNING  LAW;  WAIVERS.

     (A) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEVADA APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

     (B) EACH PARTY HEREBY EXPRESSLY AND IRREVOCABLY AGREES AND CONSENTS THAT ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREIN MAY BE INSTITUTED IN ANY STATE OR FEDERAL COURT SITTING IN THE COUNTY OF NEW YORK, STATE OF NEW YORK, UNITED STATES OF AMERICA AND, BY THE EXECUTION AND DELIVERY OF THIS AGREEMENT, EXPRESSLY WAIVES ANY OBJECTION THAT IT MAY HAVE NOW OR HEREAFTER TO THE LAYING OF THE VENUE OR TO THE JURISDICTION OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND IRREVOCABLY SUBMITS GENERALLY AND UNCONDITIONALLY TO THE JURISDICTION OF ANY
SUCH  COURT  IN  ANY  SUCH  SUIT,  ACTION  OR  PROCEEDING.

     (C) EACH PARTY AGREES THAT SERVICE OF PROCESS MAY BE MADE BY PERSONAL SERVICE OF A COPY OF THE SUMMONS AND COMPLAINT OR OTHER LEGAL PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING, OR BY REGISTERED OR CERTIFIED MAIL (POSTAGE PREPAID) TO THE ADDRESS OF SUCH PARTY PROVIDED IN SECTION 15.1 OF THE CREDIT AGREEMENT OR BY ANY OTHER METHOD OF SERVICE PROVIDED FOR UNDER THE APPLICABLE LAWS IN EFFECT IN THE STATE NEW YORK.

     (D) NOTHING CONTAINED IN SUBSECTIONS (B) OR (C) HEREOF SHALL PRECLUDE ANY PARTY FROM BRINGING ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE OTHER RELATED DOCUMENTS IN THE COURTS OF ANY PLACE WHERE ANY OTHER PARTY OR ANY OF SUCH PARTY'S PROPERTY OR ASSETS MAY BE FOUND OR LOCATED. TO THE EXTENT PERMITTED BY THE APPLICABLE LAWS OF ANY SUCH JURISDICTION, EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT AND EXPRESSLY WAIVES, IN RESPECT OF ANY SUCH SUIT, ACTION OR
PROCEEDING, THE JURISDICTION OF ANY OTHER COURT OR COURTS WHICH NOW OR HEREAFTER, BY REASON OF ITS PRESENT OR FUTURE DOMICILE, OR OTHERWISE, MAY BE AVAILABLE TO IT.

     (E)     IN  ANY  ACTION  OR  PROCEEDING  TO ENFORCE OR DEFEND ANY RIGHTS OR
REMEDIES  UNDER  OR  RELATED  TO  THIS  AGREEMENT  OR ANY AMENDMENT, INSTRUMENT,
DOCUMENT OR AGREEMENT DELIVERED OR THAT MAY IN THE FUTURE BE DELIVERED IN CONNECTION WITH THE FOREGOING, EACH PARTY HEREBY AGREES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A

COURT AND NOT BEFORE A JURY AND EACH PARTY HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY HAVE THAT EACH ACTION OR PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

     IN WITNESS WHEREOF, the parties have duly executed this Stock Pledge Agreement on the day and year first written above.

MERLIN  SOFTWARE  TECHNOLOGIES  INTERNATIONAL,  INC.

     By:  /s/  Robert  Heller
          -------------------
     Name:  Robert  Heller
     Title:   President

NARRAGANSETT  I.,  L.P.

     By:  /s/  Joseph  L.  Dowling
     ------------------------
     Name:  Joseph  L.  Dowling
     Title:  Managing  Member

NARRAGANSETT  OFFSHORE  LTD.
by  its  Investment  Manager,
Leo  Holding,  L.L.C.

     By:  /s/  Joseph  L.  Dowling
     ------------------------
     Name:  Joseph  L.  Dowling
     Title:  Managing  Member

PEQUOT  SCOUT  FUND,  L.P.
By  its  Investment  Advisor,
Pequot  Capital  Management,  Inc.

     By:  /s/  David  J.  Malat
     ---------------------
     Name:  David  J.  Malat
     Title:  Chief  Accounting  Officer

SDS  MERCHANT  FUND,  L.P.
By  its  Managing  Member,
SDS  Capital  Partners,  L.L.C.

     By:  /s/  Steven  Derby
     ------------------
     Name:  Steven  Derby
     Title:  Managing  Member

                            SCHEDULE  I

NUMBER  OF  SHARES                              CERTIFICATE  NUMBERS
------------------                              --------------------

      7,986,665                                        0180

                            EXHIBIT  A

                     HOLDERS  OF  THE  NOTES

     Narragansett  I,  L.P.

     Narragansett  Offshore  Ltd.

     Pequot  Scout  Fund,  L.P.

     SDS  Merchant  Fund,  L.P.